                                   680 Shares

                      RMR Hospitality and Real Estate Fund

                       Series Th Auction Preferred Shares

                               ($0.0001 Par Value)

                          EQUITY UNDERWRITING AGREEMENT


                                                               June __, 2004


RBC Dain Rauscher Inc.
c/o RBC Capital Markets
60 South Sixth Street
Minneapolis, MN 55402

Ladies and Gentlemen:

         RMR Hospitality and Real Estate Fund, a Massachusetts business trust (the "Company"), proposes to sell to you, the sole underwriter, an aggregate of 680 shares (the "Shares") of the Company's Series Th Auction Preferred Shares, $0.0001 par value per share, with a liquidation preference of $25,000 per share ("Auction Preferred"). The Company and the Company's investment adviser, RMR Advisors, Inc., a Massachusetts corporation (the "Advisor"), wish to confirm their agreement concerning the purchase of the Shares from the Company. The Company has entered into an Investment Advisory Agreement with the Advisor dated April 2, 2004 (the "Advisory Agreement"), an Administration Agreement dated April 2, 2004 with the Advisor (the "Administration Agreement"), a custody agreement with State Street Bank and Trust Company dated April 2, 2004 (the "Custody Agreement"), and an Auction Agency Agreement with The Bank of New York to be dated June __, 2004 (the "Auction Agency Agreement"). The Advisor has entered into a sub-administration agreement with State Street Bank and Trust Company dated April 2, 2004 (the "Sub-administration Agreement"). Collectively, the Advisory Agreement, the Administration Agreement, the Custody Agreement, the Auction Agency Agreement and the Sub-administration Agreement are referred to herein as the "Company Agreements."

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you as follows:

                  (a) A registration statement on Form N-2 (File Nos. 333-114200 and 811-21502) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act", and collectively with the 1933 Act, the "Acts"), and the rules and regulations (the "Rules and Regulations") of the Securities and

Exchange Commission (the "Commission") promulgated under the 1933 Act and the 1940 Act and has been filed with the Commission. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, as amended from time to time, together with any registration statement filed by the Company pursuant to Rule 462(b) of the 1933 Act, is herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A of the Rules and Regulations under the 1933 Act and contained in the Prospectus referred to below, has become effective under the Acts and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means the form of prospectus first filed with the Commission pursuant to Rule 497(h) of the Rules and Regulations under the 1933 Act. Each preliminary prospectus or statement of additional information included in the Registration Statement prior to the time it becomes effective or any Omitting Prospectus is herein referred to as a "Preliminary Prospectus." "Omitting Prospectus" means any advertisement or sales material authorized by the Company for use in the public offering of the Shares pursuant to Rule 482 of the Rules and Regulations under the 1933 Act.

                  (b) A notification of registration of the Company as an investment company under the 1940 Act on Form N-8A (the "1940 Act Notification") has been prepared by the Company in conformity with the 1940 Act and has been filed with the Commission.

                  (c) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform with, the requirements of the Acts and the Rules and Regulations. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of material fact; and do not omit, and will not omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by you specifically for use in the preparation thereof. The 1940 Act Notification complied in all material respects with the requirements of the 1940 Act and the Rules and Regulations thereunder and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. There are no contracts or documents that are required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                  (d) This Agreement and each of the Company Agreements (to which the Company is a party) has been duly authorized, executed and delivered by the Company, and constitute a valid, legal, and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The Company has full power and authority to enter into this Agreement and each of the Company Agreements (to which the Company is a party) and to authorize, issue and sell the Shares as contemplated by this Agreement.

                  (e) The Company has been duly formed and is validly existing under the laws of The Commonwealth of Massachusetts as a trust with transferable shares of the type commonly called a Massachusetts business trust. The Agreement and Declaration of Trust of the Company, as amended (the "Declaration of Trust"), pursuant to which the Company was established, confers upon the Trustees named therein, and their successors in trust, power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Company has no direct or indirect subsidiaries. The Company is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification; except where the failure to be so qualified or to be in good standing would not have a material adverse effect on the condition (financial or otherwise), properties, assets, liabilities, rights, operations, earnings, business, management or prospects of the Company, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect").

                  (f) The Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable (except as described in the Registration Statement); and no preemptive rights of shareholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any capital stock of the Company.

                  (g) The Company has authorized capital as set forth in the Registration Statement and Prospectus. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, are fully paid and non-assessable (except as described in the Registration Statement) and conform to the description thereof contained in the Registration Statement. The form of certificates, if any, for the Shares conforms to applicable law. Immediately after the issuance and sale of the Shares to you, no holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company shall have any existing or future right to acquire any shares of preferred stock of the Company. No holders of securities of the Company have rights to the registration of such securities under the Registration Statement that have not been waived.

                  (h) The Company has not distributed and will not distribute any prospectus or other offering material (including, without limitation, content on the Company's website that may be deemed to be a prospectus or other offering material) in connection with the offering and sale of the Shares other than any Preliminary Prospectus or the Prospectus or other materials permitted by the Acts to be distributed by the Company.

                  (i) The financial statements of the Company, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the financial position and the results of operations and cash flows of the Company, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with U.S. generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

                  (j) The Company maintains, or causes its custodian, State Street Bank and Trust Company, to maintain, a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (k) Ernst & Young, LLP which has certified certain financial statements of the Company and delivered its opinion with respect to the audited financial statements and schedules included or incorporated by reference in the Registration Statement and the Prospectus, are independent public accountants with respect to the Company within the meaning of the Acts and the Rules and Regulations.

                  (l) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company before any court or administrative agency or otherwise which if determined adversely to the Company might have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement and the Prospectus.

                  (m) The Company has good and marketable title to all of the assets reflected in the financial statements (or as described in the Registration Statement) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount.

                  (n) The Company has filed all federal, state, local and foreign tax returns which have been required to be filed and has paid all taxes whether or not indicated on such returns and all assessments received by it. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional tax assessments. There are no transfer taxes or other similar fees or charges under federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Shares.

                  (o) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective change which has had or is reasonably likely to have a Material Adverse Effect, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement and the Prospectus, as it may be amended or supplemented. The Company has no material contingent obligations that are not disclosed in the Company's financial statements in the Registration Statement and the Prospectus.

                  (p) The Company is not, and with the giving of notice or lapse of time or both, will not be, in violation of or in default under its Declaration of Trust or By-Laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default has had or is reasonably likely to have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not (i) conflict with or otherwise violate any of the terms or provisions of the Declaration of Trust or By-Laws of the Company or (ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or any order, rule or regulation applicable to the Company of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, which breach or default has had or is likely to have a Material Adverse Effect.

                  (q) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by you under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (r) The Company has all material licenses, certifications, permits, franchises, approvals, clearances and other regulatory authorizations ("Permits") from governmental authorities as are necessary to conduct its businesses as currently conducted and to own, lease and operate its properties in the manner described in the Prospectus. There is no claim, proceeding or controversy, pending or, to the knowledge of the Company, threatened, involving the status of or sanctions under any of the Permits. The Company has fulfilled and performed all of its material obligations with respect to the Permits, and no event has occurred which allows, or after notice or lapse of time would allow, the revocation, termination, modification or other impairment of the rights of the Company under such Permit. None of the Permits contains any restriction that is materially burdensome on the Company.

                  (s) To the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, trustees or security holders, except as set forth in the Registration Statement or as disclosed in writing to you.

                  (t) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

                  (u) The Company is duly registered under the 1940 Act as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission, and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations under the 1940 Act. The Company has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

                  (v) The Company carries a fidelity bond sufficient to satisfy the requirements of Rule 17g-1 under the 1940 Act.

                  (w) Other than as contemplated by this Agreement, the Company has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (x) The Company has not sent or received any notice indicating the termination of or intention to terminate any of the contracts or agreements referred to or described in the Registration Statement or the Prospectus, or filed as an exhibit to the Registration Statement, and no such termination has been threatened by the Company or any other party to any such contract or agreement.

                  (y) The Company owns, licenses, or otherwise has rights in all United States and foreign patents, trademarks, service marks, tradenames, copyrights, trade secrets and other proprietary rights necessary for the conduct of its respective business as currently carried on and as proposed to be carried on as described in the Registration Statement and the Prospectus (collectively and together with any applications or registrations for the foregoing, the "Intellectual Property"). Except as specifically described in the Registration Statement or the Prospectus, (i) no third parties have obtained rights to any such Intellectual Property from the Company, other than licenses granted in the ordinary course and those that would not have a Material Adverse Effect; (ii) to the Company's knowledge, there is no infringement or misappropriation by the Company or third parties of any such Intellectual Property; (iii) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any such Intellectual Property, and the

Company is unaware of any facts which would form a basis for any such claim; and
(iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability, or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a basis for any such claim. None of the technology employed by the Company has been obtained or, to the Company's knowledge, is being used by the Company in violation of the rights of any person or third party. The Company knows of no infringement or misappropriation by others of Intellectual Property.

                  (z) The conduct of business by the Company complies, and at all times has complied, in all material respects with federal, state, local and foreign laws, statutes, ordinances, rules, regulations, decrees, orders, Permits and other similar items ("Laws") applicable to its business, including, without limitation, licensing and certification Laws covering any aspect of the business of the Company. The Company has not received any notification asserting, nor does it have knowledge of, any present or past failure to comply with or violation of any such Laws.

                  (aa) The information contained in the Registration Statement and the Prospectus regarding the Company's expectations, plans and intentions, and any other information that constitutes "forward-looking" information within the meaning of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were made by the Company on a reasonable basis and reflect the Company's good faith belief and/or estimate of the matters described therein.

                  (bb) Any certificate signed by any officer of the Company and delivered to you or your counsel in connection with the offering of the Shares contemplated hereby shall be deemed a representation and warranty by the Company to you and shall be deemed to be a part of this Section 1 and incorporated herein by this reference.

                  (cc) The Company has taken all required action under the Acts and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

                  (dd) All advertising, sales literature, promotional materials or any other materials or information (including "prospectus wrappers", "broker kits" and any roadshow or investor presentations), whether in oral, printed or electronic form, authorized, provided or prepared by the Company or the Advisor in connection with the offering and sale of the Shares (collectively, the "Marketing Materials") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were so filed. No Marketing Materials contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any Omitting Prospectus complied with the requirements of Rule 482 of the Rules and Regulations under the 1933 Act.

                  (ee) This Agreement and each of the Company Agreements comply in all material respects with all applicable provisions of the 1940 Act, the Rules and Regulations thereunder, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations adopted by the Commission under the Advisers Act (the "Advisers Act Rules and Regulations").

                  (ff) The Company has elected or will elect to be treated as a regulated investment company under Subchapter M of the Code effective for its taxable year ending December 31, 2004, and intends and expects to qualify as a regulated investment company under Subchapter M of the Code for the current and all future taxable years. The Company will distribute timely all of its investment company taxable income and net capital gain so as to avoid any corporate income tax, and the Company has taken and will take all actions and has omitted and will omit to take all actions as are necessary to be consistent with the foregoing, including, but not limited to, with respect to the investment of the proceeds of the offering of Shares contemplated by this Agreement.

                  (gg) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee or officer of the Company is an "interested person" (as defined in the 1940 Act) of the Company or the Advisor or an "affiliated person" (as defined in the 1940
Act) of you.

         2.       REPRESENTATIONS AND WARRANTIES OF THE ADVISOR.

         The Advisor represents and warrants to you as follows:

                  (a) The Advisor has been duly organized and is validly existing as a corporation in good standing under the laws of The Commonwealth of Massachusetts, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Advisor is duly qualified to transact business and is in good standing in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to be so qualified or to be in good standing would not have a Material Adverse Effect.

                  (b) This Agreement and each of the Company Agreements (to which the Advisor is a party) has been duly authorized, executed and delivered by the Advisor, and constitutes a valid, legal, and binding obligation of the Advisor, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally, and subject to general principles of equity. The Advisor has full power and authority to enter into this Agreement and each of the Company Agreements (to which the Advisor is a party).

                  (c) There is no action, suit, claim or proceeding pending or, to the knowledge of the Advisor, threatened against the Advisor before any court or administrative agency or otherwise which if determined adversely to the Advisor might have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby, except as set forth in the Registration Statement and the Prospectus.

                  (d) Neither the Advisor, nor to the Advisor's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

                  (e) The Advisor carries, or is covered by, insurance, including, at a minimum, errors and omissions insurance, in such amounts and covering such risks as is adequate for the conduct of its businesses and the value of its properties and as is customary for companies engaged in similar industries. All policies of insurance insuring the Advisor or its respective businesses, assets, employees, officers and directors are in full force and effect, and the Advisor is in compliance with the terms of such policies in all material respects. There are no claims by the Advisor under any such policy or instrument as to which an insurance company is denying liability or defending under a reservation of rights clause.

                  (f) Other than as contemplated by this Agreement, the Advisor has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

                  (g) The Advisor is not, and with the giving of notice or lapse of time or both, will not be, in violation of or in default under its Articles of Organization ("Charter") or By-Laws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and which default has had or is reasonably likely to have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not (i) conflict with or otherwise violate the terms and provisions of the Charter or By-Laws of the Advisor or
(ii) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any contract, indenture, mortgage, deed of trust or other agreement or instrument to which the Advisor is a party or any order, rule or regulation applicable to the Advisor of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, which breach or default has had or is reasonably likely to have a Material Adverse Effect.

                  (h) The Advisor is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the Rules and Regulations under the 1940 Act from acting under the Company Agreements (to which such Advisor is a party) as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

                  (i) The Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement thereto) and under this Agreement and the Company Agreements (to which the Advisor is a party).

                  (j) The description of the Advisor, Reit Management & Research LLC, and their affiliates and their respective businesses, and the statements attributable to the Advisor, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) or any Preliminary Prospectus complied and comply in all material respects with the provisions of the Acts, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and

Regulations and did not and will not contain an untrue statement of a material fact necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading.

                  (k) Since the date as of which information is given in the Registration Statement and the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, there have been no transactions entered into by the Advisor which are material to the Advisor other than in the ordinary course of its business.

                  (l) This Agreement, each of the Company Agreements (to which the Advisor is a party) comply in all material respects with all applicable provisions of the 1940 Act, the Rules and Regulations under the 1940 Act, the Advisers Act and the Advisers Act Rules and Regulations.

         3.       PURCHASE, SALE AND DELIVERY OF THE SHARES.

                  (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to you and you agree to purchase, at a price of $______ per share, the Shares.

                  (b) Payment for the Shares to be sold hereunder is to be made in New York Clearing House funds by federal (same day) funds against delivery of the Shares to your account. Such payment and delivery are to be made through Full Fast Delivery through the facilities of the Depository Trust Company, New York, New York at 9:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." As used herein, "business day" means a day on which the American Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed. Shares will be delivered in such denominations and in such registrations as you request in writing not later than the second full business day prior to the Closing Date.

         4.       OFFERING BY THE UNDERWRITER.

         It is understood that you are to make a public offering of the Shares as soon as you deem it advisable to do so. The Shares are to be initially offered to the public in the manner and at the public offering price set forth in the Prospectus. You may from time to time thereafter change the public offering price and other selling terms.

         It is further understood that you will act as the sole underwriter in the offering and sale of the Shares in accordance with this Agreement.

         5.       COVENANTS OF THE COMPANY AND THE ADVISOR.

                  (a) The Company covenants and agrees with you that:

                      (i) The Company will (A) use its best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations under the 1933 Act is followed, to prepare and timely file with the Commission under Rule 497 of the Rules and Regulations under the 1933 Act a Prospectus in a form approved by you containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations under the 1933 Act; (B) not file any amendment to the Registration Statement or supplement to the Prospectus of which you shall not previously have been advised and furnished with a copy or to which you shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations; and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by you.

                      (ii) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

                      (iii) The Company will advise you promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective; (B) of receipt of any comments from the Commission; (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information; and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                      (iv) The Company will cooperate with you in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as you may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Shares.

                      (v) The Company will deliver to, or upon the order of, you, from time to time, as many copies of any Preliminary Prospectus as you may reasonably request. The Company will deliver to, or upon the order of, you during the period when delivery of a Prospectus is required under the Acts, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as you may reasonably request. The Company will deliver to you such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested) and of all amendments thereto, as you may reasonably request.

                      (vi) The Company will comply with the Acts and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this

Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by you or a dealer, any event shall occur as a result of which, in the judgment of the Company or in your reasonable opinion, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

                      (vii) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earning statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the 1933 Act and Rule 158 of the Rules and Regulations thereunder and will advise you in writing when such statement has been so made available.

                      (viii) Except for the Shares, no offering, sale, short sale or other disposition of any (A) securities of the Company or (B) shares of Auction Preferred or any other securities convertible into or exchangeable or exercisable for shares of Auction Preferred or derivative of shares of Auction Preferred (or agreement for such), will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with your prior written consent.

                      (ix) The Company will use its best efforts to cause the Shares, prior to the Closing Date, to be assigned ratings of "Aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Fitch Ratings, Inc. ("Fitch"), respectively.

                      (x) The Company shall invest or otherwise use the net proceeds of its sale of the Shares as described under the heading "Use of Proceeds" in the Prospectus in such a manner as to comply with the investment restrictions and the 1940 Act and shall report with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the 1933 Act.

                      (xi) The Company has elected or will elect to be treated as a regulated investment company under Subchapter M of the Code effective for its taxable year ending December 31, 2004, will distribute timely all of its investment company taxable income and net capital gain so as to avoid any corporate income tax, and will take all actions and omit to take all actions as are necessary to qualify as a regulated investment company under Subchapter M of the Code for the current and all future taxable years and to be consistent otherwise with the foregoing, including, but not limited to, with respect to the investment of the proceeds of the offering of Shares contemplated by this Agreement.

                  (b) Except for the Shares, the Advisor covenants and agrees with you that no offering, sale, short sale or other disposition of any (i) securities of the Company or (ii) shares of

Auction Preferred or other securities convertible into or exchangeable or exercisable for shares of Auction Preferred or derivative of shares of Auction Preferred (or agreement for such) will be made for a period of 90 days after the date of this Agreement, directly or indirectly, by the Advisor otherwise than hereunder or with your prior written consent.

         6.       COSTS AND EXPENSES.

         The Company and the Advisor will pay all costs, expenses and fees incident to the performance of the obligations of the Company under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, you copies of the Registration Statement, the Preliminary Prospectuses, and the Prospectus; any fees charged by Fitch, Moody's or any other securities rating agency for rating the Shares, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Shares; the fees and expenses of the Auction Agent under the Auction Agency Agreement; and the expenses, including the fees and disbursements of counsel for you up to a maximum amount of $3,000, incurred in connection with the qualification of the Shares under state securities or Blue Sky laws.

         The Company shall not, however, be required to pay for any of your expenses (other than those related to qualification under NASD regulation and state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by you pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to your default or omission, then the Company shall reimburse you for reasonable out-of-pocket expenses, including all fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing your obligations hereunder; but the Company shall not in any event be liable to you for damages on account of loss of anticipated profits from the sale by you of the Shares.

         7.       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITER.

         Your obligation to purchase the Shares on the Closing Date is subject to the accuracy, as of the Closing Date, of the representations and warranties of the Company and the Advisor contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

                  (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 497 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to you and complied with to your reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

                  (b) You shall have received on the Closing Date the opinion of Sullivan & Worcester LLP, counsel for the Company, dated the Closing Date addressed to you (and stating that it may be relied upon by Goodwin Procter LLP, your counsel) to the effect that:

                      (i) The Company has been duly formed and is validly existing under the laws of The Commonwealth of Massachusetts as a trust with transferable shares of the type commonly called a Massachusetts business trust. The Declaration of Trust confers upon the Trustees named therein, and their successors in trust, power and authority to own or lease its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, or in which the failure to qualify would have a Material Adverse Effect.

                      (ii) The Company has authorized and outstanding common shares of beneficial interest of the Company (the "Common Shares") as set forth under the caption "Description of Common Shares" in the Prospectus; the outstanding Common Shares have been duly authorized and validly issued and are fully paid and non-assessable (except as set forth in the Registration Statement). The Company has authorized preferred shares as set forth under the caption "Description of Preferred Shares" in the Prospectus. All of the Shares conform in all material respects to the descriptions thereof contained in the Prospectus; the Shares to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable (except as set forth in the Registration Statement) when issued and paid for as contemplated by this Agreement; and no preemptive rights of shareholders exist with respect to any of the Shares or the issue or sale thereof pursuant to the Company's Declaration of Trust, its By-Laws or any other agreement or instrument known to such counsel. The Company has no "senior security" (as such term is defined in Section 18 of the 1940 Act) outstanding, except as otherwise disclosed in the Registration Statement.

                      (iii) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Acts of any other securities of the Company.

                      (iv) The Registration Statement has become effective under the Acts and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Acts.

                      (v) The Registration Statement, at the time it became effective under the Acts, the Prospectus, as of its date, and each amendment or supplement thereto, as of its respective date, complied as to form in all material respects with the requirements of the Acts and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, related schedules and other financial data included or incorporated by reference therein).

                      (vi) The statements under the captions "Management of the Fund - Advisory Agreement," "Management of the Fund - Administration Agreement," "Description of Preferred Shares," "The Auction," "Description of Common Shares" and "Certain Provisions in the Declaration of Trust" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters by Form N-2.

                      (vii) The statements made in the Registration Statement and the Prospectus (and any amendment or supplement thereto through the date of the opinion) under the caption "Tax Matters" have been reviewed by such counsel and to the extent they describe or summarize tax laws, legal conclusions, doctrines or practices of the United States, present a fair and accurate description or summary thereof as of the date of the opinion.

                      (viii) This Agreement and each Company Agreement (to which the Company is a party) has been duly authorized, executed and delivered by the Company and complies in all material respects with all applicable provisions of the 1940 Act, the Advisers Act, the Rules and Regulations under the 1940 Act and the Advisers Act Rules and Regulations.

                      (ix) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are fairly summarized in all material respects.

                      (x) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company except as set forth in the Prospectus.

                      (xi) The execution and delivery of this Agreement and the Company Agreements (to which the Company is a party) and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Declaration of Trust or By-Laws of the Company, or any agreement or instrument known to such counsel to which the Company is a party or by which the Company may be bound.

                      (xii) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the NASD or as required by state securities and Blue Sky laws as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.

                      (xiii) The Company is duly registered under the 1940 Act as a closed-end, non-diversified management investment company and the 1940 Act Notification has been duly filed with the Commission, and, at the time of filing thereof and at the time of filing any amendment or supplement thereto, conformed in all material respects with all applicable provisions of the 1940 Act and the Rules and Regulations thereunder and, to such counsel's knowledge, the Company has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement (or any amendment or supplement to either of them).

         The opinion in paragraph 7(b)(ii) will be subject to the qualification that the shareholders of a Massachusetts business trust may, under some circumstances, be subject to assessment at the insistence of creditors to pay the obligations of such trust in the event that its assets are insufficient for the purpose.

                  (c) You shall have received on the Closing Date the opinion of Sullivan & Worcester LLP, counsel for the Advisor, dated the Closing Date addressed to you (and stating that it may be relied upon by Goodwin Procter LLP, your counsel) to the effect that:

                      (i) The Advisor has been duly organized and is validly existing as a corporation in good standing under the laws of The Commonwealth of Massachusetts with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; and the Advisor is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification.

                      (ii) The Advisor is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the Rules and Regulations under the 1940 Act from acting under the Company Agreements (to which the Advisor is a party) as contemplated by the Registration Statement and the Prospectus (or any amendment or supplement thereto).

                      (iii) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Advisor except as set forth in the Prospectus.

                      (iv) The execution and delivery of this Agreement and the Company Agreements (to which the Advisor is a party) and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or By-Laws of the Advisor, or any agreement or instrument known to such counsel to which the Advisor is a party or by which the Advisor may be bound.

                      (v) This Agreement and each Company Agreement (to which the Advisor is a party) has been duly authorized, executed and delivered by the Advisor and complies in all material respects with all applicable provisions of the 1940 Act, the Advisers Act, the Rules and Regulations under the 1940 Act and the Advisers Act Rules and Regulations.

                      (vi) The description of the Advisor and its business, and the statements attributable to the Advisor, in the Registration Statement and the Prospectus (and any amendment or supplement thereto) complied and comply in all material respects with the provisions of the Acts, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations.

         In addition to the matters set forth in Subsection (b) and (c) of this Section, the opinions delivered pursuant to Subsection (b) and (c) of this Section shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, at the time it became effective under the Acts (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the 1933 Act) and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, related schedules and other financial data included or incorporated by reference therein). With respect to such statement, Sullivan & Worcester LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

                  (d) You shall have received from Goodwin Procter LLP, your counsel, an opinion dated the Closing Date with respect to the formation of the Company, the validity of the Shares and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

                  (e) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young, LLP confirming that they are independent public accountants within the meaning of the Acts and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and incorporated by reference in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Acts and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information incorporated by reference or contained in the Registration Statement and the Prospectus.

                  (f) You shall have received on the Closing Date a certificate or certificates of the Company's President and Treasurer to the effect that, as of the Closing Date, each of them severally represents as follows:

                      (i) The Registration Statement has become effective under the 1933 Act and 1940 Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

                      (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date;

                      (iii) All filings required to have been made pursuant to Rules 497 or 430A under the 1933 Act have been made;

                      (iv) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

                      (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business.

                  (g) You shall have received on the Closing Date a certificate or certificates of the Advisor's President and Treasurer to the effect that, as of the Closing Date, each of them severally represents as follows:

                      (i) The representations and warranties of the Advisor contained in Section 2 hereof are true and correct as of the Closing Date;

                      (ii) After giving effect to the issuance of the Shares, the Company will have asset coverage of at least 200% as calculated in accordance with Section 18 of the 1940 Act;

                      (iii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment; and

                      (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect, whether or not arising in the ordinary course of business.

                  (h) The Company shall have furnished to you such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as you may reasonably have requested.

                  (i) The Shares shall have been rated "Aaa" by Moody's and "AAA" by Fitch.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to you and to Goodwin Procter LLP, your counsel.

         If any of the conditions hereinabove provided for in this Section shall not have been fulfilled when and as required by this Agreement to be fulfilled, your obligations hereunder may be terminated by you by notifying the Company of such termination in writing on or prior to the Closing Date.

         In such event, the Company and you shall not be under any obligation to each other (except to the extent provided in Sections 6 and 9 hereof).

         8.       CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

         The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         9.       INDEMNIFICATION.

                  (a) The Company and the Advisor, jointly and severally, agree:

                      (i) to indemnify and hold harmless you and each person, if any, who controls you within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which you or any such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration
Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any alleged act or failure to act by you in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (A) or (B) above (provided, however, that neither the Company nor the Advisor shall be liable under this clause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by you through your gross negligence or willful misconduct); provided, however, that neither the Company nor the Advisor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through you specifically for use in the preparation thereof.

                      (ii) to reimburse you and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by you or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not you or such controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that you are not entitled to receive payments for legal and other expenses pursuant to this subparagraph, you will promptly return all sums that had been advanced pursuant hereto.

                  (b) You agree to indemnify and hold harmless the Company, each of its trustees, each of its officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which the Company or any such trustee, officer, or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such trustee, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, however, that you will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through you specifically for use in the preparation thereof.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in
Section 9(a) or (b) shall be available to any party who shall fail to give notice as provided in this Subsection if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 9(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.

         It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 9(a) and by the Company in the case of parties indemnified pursuant to Section 9(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

                  (d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under
Section 9(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Advisor (treated as one person for this purpose) on the one hand and you on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or the Advisor on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Advisor (treated as one person for this purpose) on the one hand and you on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by you, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Advisor on the one hand or you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Advisor and you agree that it would not be just and equitable if contributions pursuant to this Subsection were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Subsection shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection, (i) you shall not be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by you and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

                  (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section and the representations and warranties of the Company and the Advisor set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of you or any person controlling you, the Company, its trustees or officers or any persons controlling the Company, or the Advisor, or its directors or officers or any persons controlling the Advisor,
(ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to you, or to the Company or the Advisor, their respective directors or officers, or any person controlling the Company or the Advisor, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section.

         10.      NOTICES.

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, or faxed and confirmed as follows:

         if to you, to                      RBC Dain Rauscher Inc.
                                            1 Liberty Plaza
                                            165 Broadway
                                            New York, NY 10006-1404
                                            Attention: Joe Morea
                                                       Syndicate Director
                                            Fax: (212) 428-6260

         if to the Company, to              RMR Hospitality and Real Estate Fund
                                            400 Centre Street
                                            Newton, MA 02458
                                            Attention: Thomas M. O'Brien
                                                       President
                                            Fax: (617) 969-5730

         if to the Advisor, to              RMR Advisors, Inc.
                                            400 Centre Street
                                            Newton, MA 02458
                                            Attention: Thomas M. O'Brien
                                                       President
                                            Fax: (617) 969-5730

         11.      TERMINATION.

         This Agreement may be terminated by you by notice to the Company at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective change, which has had or is reasonably likely to have a Material Adverse Effect; (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change in the financial markets of the United States would, in your reasonable judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares; (iii) suspension of trading in securities generally on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange; (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company; (v) declaration of a banking moratorium by United States or New York State authorities; (vi) the suspension of trading of the Company's common shares of beneficial interest, par value $.001 per share, by the American Stock Exchange, the Commission, or any other governmental authority; (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or
(viii) the failure of the conditions set forth in Section 7 of this Agreement to be fulfilled when required to be fulfilled.

         12.      SUCCESSORS.

         This Agreement has been and is made solely for the benefit of the Company, the Advisor and you and the respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from you shall be deemed a successor or assign merely because of such purchase.

         13.      INFORMATION PROVIDED BY THE UNDERWRITER.

         The Company and you acknowledge and agree that the only information furnished or to be furnished by you to the Company for inclusion in any Prospectus or the Registration Statement consists of the information contained in the first and third sentences of the first paragraph under the heading "Commissions and Discounts" under the caption "Underwriting" in the Prospectus.

         14.      MISCELLANEOUS.

         The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of you or controlling person thereof, or by or on behalf of the Company or the Advisor or any of their respective directors or officers, and (c) delivery of and payment for the Shares under this Agreement.

         This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

         This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

         This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Advisor and you in accordance with its terms.

                                      Very truly yours,

                                      RMR HOSPITALITY AND REAL
                                      ESTATE FUND



                                      By:
                                         --------------------------------
                                         Thomas M. O'Brien
                                         President


                                      RMR ADVISORS, INC.



                                      By:
                                         --------------------------------
                                         Thomas M. O'Brien
                                         President



The foregoing Underwriting Agreement
is hereby confirmed and accepted as of
the date first above written.

RBC DAIN RAUSCHER INC.

As the sole Underwriter


By:
    -------------------------------
Name:  Craig Laraia
Title: Managing Director